                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): FEBRUARY 22, 2001


                              ARGOSY GAMING COMPANY

             (Exact name of Registrant as specified in its charter)


    DELAWARE                         1-11853                        37-1304247

(State or other             (Commission File Number)              (IRS Employer
  jurisdiction of                                                Identification
  incorporation)                                                         Number)


219 PIASA STREET, ALTON, ILLINOIS                                         62002

(Address of principal executive offices)                              (Zip Code)

                                 (618) 474-7500

              (Registrant's telephone number, including area code)

                                       N/A

          (Former name or former address, if changed since last report)

ITEM 2. ACQUISITION OF ASSETS

                On February 22, 2001, Argosy Gaming Company completed its purchase of a 29% limited partnership interest in the Argosy Casino and Hotel in Lawrenceburg, Indiana (the "Lawrenceburg Casino") from Conseco Entertainment, LLC ("Conseco"). The purchase price for the 29% minority interest was $260 million and included the repayment of Conseco's preferred equity interest and outstanding partner loans. The Company and Conseco also settled all pending litigation between the partners.

                On March 8, 2001, the Company completed its purchase of the remaining 13.5% limited partnership interest in the Lawrenceburg Casino from Centaur, Inc. The purchase price for the 13.5% minority interest was $105 million.

                As a result of these acquisitions, the Company now owns 100% of the Lawrenceburg Casino.

                The purchase prices for the minority interests were determined based upon estimates of future cash flows and evaluations of the net worth of the assets acquired. The purchases were funded with $155.3 million of net proceeds received by the Company from its February 8, 2001 private placement of senior subordinated notes and borrowings of approximately $210 million under the Company's recently amended and restated $400 million senior credit facility.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

       Item 7a  Financial statements of businesses acquired.

                As the majority owner of the Lawrenceburg Casino, the financial results of the Lawrenceburg Casino have been fully reflected in the consolidated financial statements of the Company. As a result, no separate financial statements of the business acquired are required to be presented in this Form 8-K.

       Item 7b  Pro forma financial information.

                Below is the pro forma financial information required by Item 7(b) of this Form 8-K relating to the acquisition of the minority interests in the Lawrenceburg Casino described in
                Item 2 above.

UNAUDITED PRO FORMA CONSOLIDATED INCOME STATEMENT
(In Thousands, Except Share and Per Share Data)


                                                                   YEAR ENDED DECEMBER 31, 2000
                                                              ----------------------------------------
                                                                           PRO FORMA
                                                              HISTORICAL  ADJUSTMENTS      PRO FORMA
                                                              ----------  ------------    ------------
Revenues:
     Casino                                                   $658,883      $      -       $ 658,883
     Admissions                                                 18,998             -          18,998
     Food, beverage and other                                   66,146             -          66,146
                                                              ---------  ------------     -----------
                                                               744,027             -         744,027
     Less promotional allowances                               (49,183)            -         (49,183)
                                                              ---------  ------------     -----------
Net revenues                                                   694,844             -         694,844
                                                              ---------  ------------     -----------
Costs and expenses:
     Casino                                                    287,770             -         287,770
     Selling, general and administrative                       135,819        (6,652) (a)    129,167
     Food, beverage and other                                   46,575             -          46,575
     Other operating expenses                                   30,230             -          30,230
     Depreciation and amortization                              36,094         7,317  (b)     43,411
     Write-down of assets held for sale                          6,800             -           6,800
                                                              ---------  ------------     -----------
                                                               543,288           665         543,953
                                                              ---------  ------------     -----------
Income from operations                                         151,556          (665)        150,891
                                                              ---------  ------------     -----------

Other income (expense):
     Interest income                                             1,368             -           1,368
     Interest expense                                          (34,768)      (34,456) (c)    (69,224)
                                                              ---------  ------------     -----------
                                                               (33,400)      (34,456)        (67,856)
                                                              ---------  ------------     -----------
Income before minority interests,
  income taxes and extraordinary items                         118,156       (35,121)         83,035
Minority interests                                             (40,466)       39,789  (d)       (677)
Income tax expense                                             (31,161)       (1,867) (e)    (33,028)
                                                              ---------  ------------     -----------

Income before extraordinary items                               46,529         2,801          49,330

Extraordinary loss on extinguishment of debt
     (net of income tax benefit of $770)                        (1,154)            -          (1,154)
                                                              ---------  ------------     -----------

   Net income                                                 $ 45,375      $  2,801       $  48,176
                                                              =========  ============     ===========

Basic income per share-before extraordinary loss              $   1.64      $   0.10       $   1.74

Basic loss per share - extraordinary loss                        (0.04)            -           (0.04)
                                                              ---------  ------------     -----------

Basic net income per share                                    $   1.60      $   0.10       $    1.70
                                                              =========  ============     ===========

Diluted income per share-before extraordinary loss            $   1.60      $   0.09       $    1.69

Diluted loss per share - extraordinary loss                      (0.04)            -           (0.04)
                                                              ---------  ------------     -----------

Diluted net income per share                                  $   1.56      $   0.09       $    1.65
                                                              =========  ============     ===========

See Notes to Unaudited Pro Forma Consolidated Financial Statements

UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
(In Thousands, Except Share and Per Share Data)



                                                                             DECEMBER 31, 2000
                                                              ------------------------------------------------
                                                                                PRO FORMA
                                                                HISTORICAL      ADJUSTMENTS         PRO FORMA
                                                                ----------      -----------         ----------
     Cash and cash equivalents                                 $    59,374      $       -            $  59,374
     Other current assets                                           12,820             602 (f)          13,422
                                                                ----------      ----------           ---------
          Total current assets                                      72,194             602              72,796

Net property and equipment                                         397,989              -              397,989

Other assets:
     Deferred finance costs, net                                     7,767           5,643 (c)          13,410
     Goodwill and other intangible assets, net                      56,681         295,257 (b)         351,938
     Other, net                                                      2,605              -                2,605
                                                                ----------      ----------           ---------
          Total other assets                                        67,053         300,900             367,953
                                                                ----------      ----------           ---------
Total assets                                                   $   537,236      $  301,502           $ 838,738
                                                               ===========      ==========           =========
Current liabilities:
     Accounts payable                                          $    15,304      $       -            $  15,304
     Other current liabilities                                      66,611              -               66,611
     Current maturities of long-term debt                           23,775          (9,081)(c)          14,694
                                                                ----------      ----------           ---------
          Total current liabilities                                105,690          (9,081)             96,609

Long-term debt                                                     252,561         372,643 (c)         625,204
Deferred income taxes                                               10,762           1,975 (f)          12,737
Other long-term obligations                                            236              -                  236
Minority interests in equity of consolidated subsidiaries           64,035         (64,035)(d)              -

Stockholders' equity:
     Common stock, $.01 par; 60,000,000 shares authorized;
        28,394,423 shares issued and outstanding at
        December 31, 2000                                              284              -                  284
     Capital in excess of par                                       80,693              -               80,693
     Retained earnings                                              22,975              -               22,975
                                                                ----------      ----------           ---------
          Total stockholders' equity                               103,952              -              103,952
                                                                ----------      ----------           ---------
Total liabilities and stockholders' equity                     $   537,236      $  301,502           $ 838,738
                                                               ===========      ==========           =========


See Notes to Unaudited Pro Forma Consolidated Financial Statements

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS (IN THOUSANDS)

           (a) Reflects the reduction in financial advisory fee equal to 5.0% of the Indiana Gaming Partnership's EBITDA paid to Conseco. Following the purchase of Conseco's minority interest, this financial advisory fee will no longer be paid.

           (b) Reflects estimated adjustments to record and amortize goodwill and acquisition costs due to the acquisition of Conseco's
                29% and Centaur's 13.5% minority interests in the Indiana Gaming Partnership. Goodwill resulting from the acquisition is being amortized over 40 years.

                Because we currently are the majority owner of the Lawrenceburg partnership, our historical financial statements include the assets, liabilities and results of operations for the Lawrenceburg partnership on a fully consolidated basis. As a result, we have allocated the entire purchase price on a preliminary basis to goodwill. The final purchase price allocation will be based on the fair market value of the tangible and intangible assets acquired and liabilities assumed as compared to the historical balances of such assets and liabilities on the respective transaction dates.

                The following table sets forth the purchase price of these minority interests as of December 31, 2000.

                     PURCHASE PRICE:
                           Conseco minority interest                           $ 260,000
                           Centaur minority interest                             105,000
                           Acquisition costs                                       2,000
                           Deferred income taxes on minority interest              1,373
                           Less Conseco partner loan                              (9,081)
                           Less net book value of minority interest              (64,035)
                                                                             ------------
                           Goodwill                                            $ 295,257
                                                                             ============

                Assuming that we purchased the minority interest in the Lawrenceburg partnership as of January 1, 2000 and using a 40 year amortization period, goodwill amortization would have been $7,317 for the year ended December 31, 2000.

           (c) Following are the estimated sources and uses of funds necessary to acquire the minority interests as if they were acquired on of December 31, 2000:



                     SOURCES OF FUNDS:
                           Proceeds from additional senior subordinated notes    $ 159,000
                           Additional credit facility borrowings                   213,643
                                                                                 ----------
                             Total sources of funds                              $ 372,643
                                                                                 ==========
                     USES OF FUNDS:
                           Purchase of minority interests                        $(365,000)
                           Acquisition costs                                        (2,000)
                           Financing costs                                          (5,643)
                                                                                 ----------
                           Total uses of funds                                   $(372,643)
                                                                                 ==========

                The overall estimated change in long-term debt including current maturities at December 31, 2000 is as follows:



                Proceeds from additional senior subordinated notes, including
                           unamortized premium of $9,000                                      $ 159,000
                Additional credit facility borrowings                                           213,643
                Less Lawrenceburg partnership loan to Conseco repaid as a part
                of the minority interest purchase price                                          (9,081)
                                                                                             -----------
                           Pro forma adjustment to debt as of December 31, 2000               $ 363,562
                                                                                             ===========
                Pro forma adjustment to interest expense is as follows:
                     Interest on additional senior subordinated notes at 10 3/4%               $ 16,125
                     Less amortization of premium on additional senior subordinated notes        (1,081)
                     Interest on additional line of credit borrowings                            19,432
                     Deferred finance cost amortization                                             835
                     Reduction in partner loan interest rate                                     (1,186)
                     Other, net                                                                    (749)
                                                                                             -----------
                                                                                               $ 34,456
                                                                                             ===========

                The pro forma interest expense assumes an effective net interest rate of 9.461% on the additional senior subordinated notes and 9.12% on the additional line of credit borrowings for the year ended December 31, 2000.

           (d) Reflects the elimination of minority interest and minority interest expense attributable to the Indiana Gaming Partnership as a result of the acquisition of these minority interests.

           (e) Reflects increase in tax expense to result in an effective tax rate of 40% on the incremental pro forma income before income taxes.

           (f) Reflects estimated deferred income tax benefit and liability from acquisition of minority partnership interests.

       Item 7c  Exhibits.

                None.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        ARGOSY GAMING COMPANY,
                                        a Delaware corporation


Date: March 8, 2001                     By: /s/  Dale R. Black
                                            ------------------
                                        Name:  Dale R. Black
                                        Title: Senior Vice President and Chief
                                               Financial Officer


                                       4